UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 18, 2019

CNL STRATEGIC CAPITAL, LLC

(Exact name of registrant as specified in its charter)

DELAWARE	333-222986	32-0503849
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

CNL Center at City Commons

450 South Orange Avenue

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement.

Placement Agent Agreement

On April 18, 2019, CNL Strategic Capital, LLC (referred to herein as “we”, “us”, “our” or the “Company”) and CNL Securities Corp. (the “Placement Agent”), an affiliate of the Company's manager, CNL Strategic Capital Management, LLC, entered into a placement agent agreement (the “Placement Agent Agreement”) relating to the launch of the Company’s private offering of up to $50 million in shares of our Class FA shares on a best efforts basis (the “Class FA Private Offering”). This offering is being made in compliance with Rule 506(c) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”). There is no selling commission or placement agent fee for the sale of Class FA shares. The Company may also reimburse the Placement Agent and/or distribution participants for certain costs and expenses associated with the Class FA Private Offering, including certain costs for the marketing of the shares and reasonable out-of-pocket due diligence expenses that are incurred by the Placement Agent and/or distribution participants. The Placement Agent Agreement contains customary representations, warranties, and agreements of the Company and the Placement Agent, indemnification rights and obligations of the parties and termination provisions.

The foregoing is qualified in its entirety by reference to the full text of the Placement Agent Agreement, which is attached hereto as Exhibit 1.1 and incorporated by reference into this Item 1.01 of Form 8-K.

First Amendment to the Escrow Agreement

On April 18, 2019, the Company entered into an Amendment (the “Amendment”) to its Escrow Agreement by and among the Company, CNL Securities Corp. and UMB Bank, N.A., dated as of February 14, 2018, for the purpose of engaging UMB Bank, N.A as escrow agent for the Class FA Private Offering, which has minimum offering requirement of $2,000,000 in Class FA shares. The foregoing description is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 10.3 and incorporated by reference into this Item 1.01 of Form 8-K, and the full text of the Escrow Agreement, which was previously filed as Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 15, 2018).

Item 8.01

Other Events.

Determination of Net Asset Value for the month ended March 31, 2019

On April 18, 2019, the board of directors (the “Board”) of CNL Strategic Capital, LLC (the “Company”) determined the Company’s net asset value per share for each share class in a manner consistent with the Company’s valuation policy, as described under the "Determination of Net Asset Value" in the Prospectus, as amended and supplemented. Class FA shares were offered in a separate private offering and are not being offered in the Company’s current public offering (the “Offering”). The following table provides the Company’s aggregate net asset value and net asset value per share for its Class FA, Class A, Class T, Class D, and Class I shares as of March 31, 2019:

Month Ended March 31, 2019	Class FA	Class A	Class T	Class D	Class I	Total
Net Asset Value	$87,259,528	$9,799,809	$1,477,301	$3,607,349	$11,535,495	$113,679,482
Number of Outstanding Shares	3,266,260	371,319	55,739	137,864	434,646	4,265,828
Net Asset Value, Per Share	$26.72	$26.39	$26.50	$26.17	$26.54

We have also posted this information on our website at www.cnlstrategiccapital.com. A subscriber may also obtain this information by calling us by telephone at (866) 650-0650.

Public Offering Price Adjustment

On April 18, 2019, the Board also approved the new per share public offering price for each share class in the Offering. The new public offering prices will be effective as of April 26, 2019 and will be used for the Company’s next monthly closing for subscriptions on April 30, 2019. The purchase price for Class A, Class T, Class D, and Class I shares purchased under our distribution reinvestment plan will be equal to the net asset value per share as of March 31, 2019. The following table provides the new public offering prices and applicable upfront selling commissions and dealer manager fees for each share class available in the Offering:

	Class A	Class T	Class D	Class I
Public Offering Price, Per Share	$28.84	$27.82	$26.17	$26.54
Selling Commissions, Per Share	$1.73	$0.83
Dealer Manager Fees, Per Share	$0.72	$0.49

We have also posted this information on our website at www.cnlstrategiccapital.com. A subscriber may also obtain this information by calling us by telephone at (866) 650-0650.

Declaration of Distributions

On April 18, 2019, the Board declared cash distributions on the outstanding shares of all classes of our common shares based on a monthly record date, as set forth below:

Distribution Record Date	Distribution Payment Date	Declared Distribution Per Share for Each Share Class
		Class FA	Class A	Class T	Class D	Class I
May 30, 2019	June 10, 2019	$0.104167	$0.104167	$0.083333	$0.093750	$0.104167

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

1.1	Placement Agent Agreement
10.3	First Amendment to Escrow Agreement

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to the items described herein, are forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on the beliefs and assumptions of the Company’s management and on the information currently available to management at the time of such statements. Forward-looking statements generally can be identified by the words “believes,” “expects,” “intends,” “plans,” “estimates” or similar expressions that indicate future events. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond the Company’s control. Any forward-looking statement made by us in this Current Report is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. Important risks, uncertainties and factors that could cause actual results to differ materially from those in the forward-looking statements include the risks associated with the Company’s ability to pay distributions and the sources of such distribution payments, the Company’s ability to locate and make suitable investments, and other risks described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 and the other documents filed by the Company with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2019		CNL Strategic Capital, LLC a Delaware limited liability company

	By:	/s/ Chirag J. Bhavsar
Chirag J. Bhavsar Chief Executive Officer